Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets [Text Block]
Note 11 – Goodwill and Other Intangible Assets
Goodwill
At December 31, 2017, 2016, and 2015, our Consolidated Balance Sheet includes $47 million of goodwill in Intangible assets – net of accumulated amortization, reported in the Williams Partners segment. Our goodwill is not subject to amortization, but is evaluated at least annually for impairment or more frequently if impairment indicators are present. We did not identify or recognize any impairments to goodwill in connection with our annual evaluation of goodwill for impairment (performed as of October 1) during the years ended December 31, 2017 and 2016. During 2015, we performed an interim assessment and an annual assessment as of September 30, 2015 and October 1, 2015, respectively, of certain goodwill within the Williams Partners segment. The estimated fair value of the reporting units evaluated exceeded their carrying amounts, and thus no impairment was identified. We performed an additional goodwill impairment evaluation as of December 31, 2015, of the goodwill recorded within the Williams Partners segment. As a result of this evaluation, we recorded goodwill impairment charges totaling $1.098 billion. (See Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.)
Other Intangible Assets
The gross carrying amount and accumulated amortization of other intangible assets, included in Intangible assets – net of accumulated amortization, at December 31 are as follows:

	2017		2016
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(Millions)
Contractual customer relationships	$10,027	$(1,283)	$10,635	$(1,019)

Other intangible assets primarily relate to gas gathering, processing, and fractionation contractual customer relationships recognized in acquisitions including ACMP and Eagle Ford (see Note 2 – Acquisitions and Divestitures). The decrease in the gross carrying amount of other intangible assets during 2017 is primarily related to the impairment of certain gathering operations in the Mid-Continent and Marcellus South regions (see Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk). The write-off of accumulated amortization related to the impaired assets is the primary reason for the difference between the change in accumulated amortization during 2017 indicated above and the amortization expense for 2017 noted below. Other intangible assets are being amortized on a straight-line basis over an initial period of 30 years which represents a portion of the term over which the contractual customer relationships are expected to contribute to our cash flows.
We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the contract periods (as estimated at the time of the acquisition), the weighted-average period prior to the next renewal or extension of the contractual customer relationships associated with the Eagle Ford acquisition was approximately 10 years. Although a significant portion of the expected future cash flows associated with these contractual customer relationships are dependent on our ability to renew or extend the arrangements beyond the initial contract periods, these expected future cash flows are significantly influenced by the scope and pace of our producer customers’ drilling programs. Once producer customers’ wells are connected to our gathering infrastructure, their likelihood of switching to another provider before the wells are abandoned is reduced due to the significant capital investment required.
The amortization expense related to other intangible assets was $347 million, $356 million, and $353 million in 2017, 2016, and 2015, respectively. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $337 million.